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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 20, 2006

                                  AcuNetx, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

          Nevada                    0-27857                     88-0249812
          ------                    -------                     ----------
(State or other jurisdiction      (Commission                  (IRS Employer
       of incorporation)          File Number)               Identification No.)

                        1000 S. McCaslin Blvd., Suite 300
                               Superior, CO 80027
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                    (Address of principal executive offices)

              The Company's telephone number, including area code:

                                 (303) 494-1681

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SECTION 5 -CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On December 20, 2006, Randolph C. Robinson, M.D., D.D.S. resigned from the Board of Directors of Registrant. Dr. Robinson also served on the Audit, Compensation, and Nominating and Governance committees of the Board of Directors. The resignation arose out of certain disagreements with the unanimous position of the remaining Directors concerning proposed methods for expense reductions, financing strategy and the future direction of Registrant. Dr. Robinson submitted a letter to the Board of Directors explaining his reasons for the resignation, which is attached as Exhibit 17.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements And Exhibits.

         17. Letter from Randolph C. Robinson, M.D., D.D.S., dated December 20, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    AcuNetx, Inc., a Nevada
                                            corporation

                                    By: /s/ Terry Knapp, Chief Executive Officer
                                        ----------------------------------------
                                        Terry Knapp, Chief Executive Officer

Date: December 22, 2006